Putnam
Massachusetts
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Massachusetts Tax Exempt Income Fund's recently concluded semiannual period coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the economic slowdown, and the aftermath of the presidential election contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, Richard Wyke, successfully positioned the fund to benefit as the market shifted into a more favorable climate. We are confident that his strategies will enable it to take full advantages of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

During the six months ended November 30, 2000, financial markets have been likened to New England weather: unpredictable. The volatility experienced in the equity markets in spring of 2000 motivated investors to seek higher ground in the safety of bonds. These fears dissipated somewhat by midyear, as inflation appeared to be benign and the possibility of further interest-rate increases by the Federal Reserve Board seemed to lessen. The municipal bond market had already begun to anticipate the beginning of a slowdown in the U.S. economy and rewarded investors who had remained steadfast in their positions by delivering better performance. Further evidence of an economic slowdown became more apparent when the Fed left rates untouched after its November meeting. Putnam Massachusetts Tax Exempt Income Fund's six-month performance reflects investors' flight to higher quality and the increasing demand for municipal bond investments.

Total return for 6 months ended 11/30/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    6.80%   1.68%    6.46%   1.46%    6.52%   3.10%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* HIGH-QUALITY BONDS IN DEMAND, LOWER-RATED BONDS LAGGED

For most of the past six months we have seen positive total returns as interest rates in the municipal market peaked and fell. In tandem with declining interest rates and strong demand for high-quality bonds, the AAA/Aaa sector of the municipal market has benefited the most. We witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds (known as credit yield spread). With over 53% of its total net assets invested in AAA/Aaa-rated or insured Massachusetts municipal bonds as of November 30, 2000, your fund benefited nicely from this trend.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           49.5%

Transportation        12.5%

Water
and sewer              9.3%

Education              7.8%

Housing                5.3%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

As investors have moved into higher quality municipal bonds and pushed up their prices, the prices of lower-rated bonds have lagged. In the past, increasing the fund's lower-rated holdings has been part of our strategy. Their price drop created an unusual opportunity to invest in a greater number of lower-rated bonds at exceptionally attractive prices.

We still believe that the lower-rated sector is a good area of investment, even though some analysts forecast the possibility of a recession. Lower-rated credits do not perform well in a recession, but our own research indicates that inflation numbers may well be in the 3% to 4% range next year. A positive aspect of waiting for lower-rated credit sectors to perform better is that investors receive attractive income levels while they wait. We continue to believe that as long as lower-rated credit investments are used in a broadly diversified manner across sectors and states, investors will be rewarded for their patience.

* UTILITIES AND HEALTH-CARE SECTORS SHOW PROMISE

With the increase of oil prices around the globe, utility companies in Massachusetts have enjoyed financial benefits. One utility holding in particular that has served the fund well over the period is Eastern Edison. Its rating was upgraded to a strong A when U.K. company National Grid acquired Eastern Edison's parent company, New England Electric System (NEES). The newly formed National Grid USA serves over 1.7 million customers in Massachusetts, New Hampshire, and Rhode Island and is planning to expand into New York.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 53.3%

Aa/AA -- 16.1%

A -- 8.6%

Baa/BBB -- 14.4%

Ba/BB -- 6.8%

Other -- 0.8%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Putnam Massachusetts Tax Exempt Income Fund received a 4-star overall Morningstar Rating [TRADEMARK] as of December 31, 2000 among 3644 funds rated in the municipal bond category.*

*For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar
 Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance does not indicate future results.

 Putnam Massachusetts Tax Exempt Income Fund received 3, 4, and 4 stars for the three-, five- and ten-year periods among 1722, 1479, and 443 municipal bond funds, respectively.


In the health-care arena, the fund's hospital facility holdings continue to outperform. Winchester Hospital bonds, purchased this summer, support a community hospital that has 200 acute-care beds and serves the health-care needs of over 15 surrounding communities. This fall, Winchester Hospital opened a transitional care/sub-acute unit which will enhance its standing as a leading health-care facility. These bonds carry an attractive coupon rate of 6.75%, and a stable BBB rating; they should prove easy to liquidate if we decide to increase the fund's cash position.

Another significant health-care holding is the Massachusetts Biomedical Research Corporation (MBRC). Founded in 1989, the MBRC performs biomedical research for Massachusetts General Hospital (MGH) and its health-care provider company, Partners Health Care. Research is funded by grants from the National Center for Health and other federal agencies. MGH is the oldest and largest teaching hospital of Harvard Medical School, and its world-wide reputation for superior health care makes MBRC's affiliation with MGH especially attractive. While this holding and others discussed in this report were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* OUTLOOK: A CALMER 2001?

While some investors and financial analysts are now beginning to worry that the economic slowdown may become too pronounced, we are encouraged by the Fed's long history of proactivity. Just as it took bold measures to slow the economy's growth, we believe it will be equally aggressive in cutting interest rates, should it perceive too much of a slowdown. The surprise rate cut in early January confirmed this belief. As performance continues to improve in the municipal bond market, the investments in your fund, especially the bonds at the lower end of rating spectrum, offer opportunity for increased tax-exempt income and potential for price appreciation. As we move into 2001 we will continue our strategy of maintaining a portfolio that offers not only the right mix of credit quality and yield but also a balance of defensive and opportunistic strategies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                       Class A          Class B         Class M
(inception dates)     (10/23/89)       (7/15/93)       (5/12/95)
                     NAV      POP     NAV    CDSC     NAV     POP
--------------------------------------------------------------------------
6 months             6.80%    1.68%   6.46%   1.46%   6.52%   3.10%
--------------------------------------------------------------------------
1 year               7.53     2.37    6.84    1.84    7.21    3.72
--------------------------------------------------------------------------
5 years             26.34    20.35   22.28   20.36   24.34   20.26
Annual average       4.79     3.77    4.10    3.78    4.45    3.76
--------------------------------------------------------------------------
10 years            97.03    87.54   83.10   83.10   89.84   83.72
Annual average       7.02     6.49    6.24    6.24    6.62    6.27
--------------------------------------------------------------------------
Annual average
(life of fund)       7.08     6.62    6.29    6.29    6.68    6.37
--------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                      Lehman Brothers Municipal     Consumer
                             Bond Index            price index
--------------------------------------------------------------------------
6 months                        7.08%                 1.57%
--------------------------------------------------------------------------
1 year                          8.18                  3.44
--------------------------------------------------------------------------
5 years                        30.88                 13.26
Annual average                  5.53                  2.52
--------------------------------------------------------------------------
10 years                       98.76                 30.19
Annual average                  7.11                  2.67
--------------------------------------------------------------------------
Annual average
(life of fund)                  7.28                  3.00
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Performance data reflects an expense limitation currently or previously in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/00

                               Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)            6               6               6
------------------------------------------------------------------------------
Income 1                      $0.23977        $0.21017        $0.226094
------------------------------------------------------------------------------
Capital gains 1                   --              --              --
------------------------------------------------------------------------------
  Total                       $0.23977        $0.21017        $0.226094
------------------------------------------------------------------------------
Share value:                NAV     POP         NAV         NAV      POP
------------------------------------------------------------------------------
5/31/00                    $8.74   $9.18       $8.73       $8.74   $9.03
------------------------------------------------------------------------------
11/30/00                    9.09    9.54        9.08        9.08    9.39
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2     5.21%   4.96%       4.56%       4.91%   4.75%
------------------------------------------------------------------------------
Taxable equivalent 3        9.16    8.72        8.01        8.63    8.35
------------------------------------------------------------------------------
Current 30-day SEC yield 4  4.85    4.62        4.20        4.54    4.39
------------------------------------------------------------------------------
Taxable equivalent 3        8.53    8.12        7.39        7.98    7.72
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.13% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                      Class A          Class B         Class M
(inception dates)    (10/23/89)       (7/15/93)       (5/12/95)
                    NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months            6.70%    1.58%   6.36%   1.36%   6.54%   3.08%
------------------------------------------------------------------------------
1 year             11.35     6.05   10.64    5.64   11.02    7.36
------------------------------------------------------------------------------
5 years            27.99    21.97   23.88   21.93   26.10   21.99
Annual average      5.06     4.05    4.38    4.05    4.75    4.05
------------------------------------------------------------------------------
10 years          100.75    91.12   86.68   86.68   93.82   87.57
Annual average      7.22     6.69    6.44    6.44    6.84    6.49
------------------------------------------------------------------------------
Annual average
(life of fund)      7.26     6.80    6.47    6.47    6.87    6.56
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                         RATING (RAT)         VALUE
Massachusetts (92.8%)
-------------------------------------------------------------------------------------------------------------------
     $    4,000,000 Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                    (Springhouse, Inc.), 6s, 7/1/28                                       BB-/P      $    3,245,000
          7,000,000 Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                    (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                            Baa1            7,189,140
          7,935,000 Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                    5 3/4s, 11/1/13                                                       A1              8,460,694
          5,000,000 City of Quincy, IFB (Quincy Hosp.), FSA,
                    5.87s, 1/15/11                                                        Aaa             5,125,000
          2,100,000 Framingham Housing Authority Rev. Bonds,
                    GNMA Coll., 6.35s, 2/20/32                                            AAA             2,202,228
          5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s, 3/1/20                              AAA             5,230,369
                    Lowell G.O. Bonds
          1,250,000 8.4s, 1/15/09                                                         Aa3             1,280,163
          2,455,000 8.3s, 2/15/05                                                         Aaa             2,546,400
                    MA Bay Trans. Auth. Rev. Bonds
          3,550,000 Ser. B, 6.2s, 3/1/16                                                  AA              3,953,813
          2,400,000 Ser. C, 6.1s, 3/1/23                                                  AA              2,496,000
          7,500,000 (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                             AA              7,950,000
          4,000,000 Ser. A, 5 1/2s, 3/1/12                                                AA              4,200,000
                    MA State Dev. Fin. Agcy. Rev. Bonds
          3,420,000 (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                          BB-/P           3,030,975
          1,950,000 (MA Biomedical Research), Ser. C, 6 1/8s, 8/1/12                      A               2,025,563
          1,830,000 (MA Biomedical Research), Ser. C, 5 7/8s, 8/1/10                      A               1,882,613
          1,300,000 (Worcester Redev. Auth. Issue), 6s, 6/1/24                            AA              1,347,125
          1,750,000 (Boston Biomedical Research), 5 3/4s, 2/1/29                          Baa3            1,557,500
          2,000,000 (Eastern Nazarine College), 5 5/8s, 4/1/29                            BBB-            1,822,500
                    MA State G.O. Bonds
          5,075,000 AMBAC, 8.85s, 11/1/14 (acquired 5/11/98,
                    cost $6,660,938) (RES)                                                Aaa/P           6,559,438
          1,935,000 Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                    cost $2,401,142) (RES)                                                Aa2             2,317,163
                    MA State G.O. Bonds
          5,000,000 Ser. B, AMBAC, 6 1/4s, 7/1/20                                         Aaa             5,306,250
          2,000,000 Ser. B, 5 3/4s, 6/1/10                                                Aa2             2,150,000
          4,150,000 Ser. C, 5 1/4s, 8/1/15                                                Aa2             4,170,750
                    MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000 (St. Elizabeth Hosp.), Ser. E, FSA, 8.72s, 8/12/21                    Aaa             2,126,900
          7,500,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    7.05s, 10/1/31                                                        Aaa             7,989,225
          7,900,000 (New England Medical Ctr.), MBIA, 5.78s, 7/1/18                       Aaa             7,455,625
          6,000,000 (Boston U.), Ser. L, MBIA, 8.65s, 7/1/25                              Aaa             6,090,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          4,760,000 (Goddard Memorial Hos.), Ser. B, 9s, 7/1/15                           Baa3            4,861,198
          2,000,000 (Nichols College), Ser. B, 8 1/2s, 10/1/16                            BB-/P           2,104,560
          5,710,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                    8/15/24                                                               AAA/P           6,402,338
          6,220,000 (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      Baa3            6,445,910
          8,185,000 (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                       AAA/P           8,829,569
          3,000,000 (Winchester Hospital), Ser. E, 6 3/4s, 7/1/30                         BBB             3,018,750
          1,900,000 (Sisters Providence Hlth. Syst), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             2,047,250
          1,550,000 (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                    AAA             1,637,188
          3,880,000 (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18                     Aaa             4,107,950
          5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                  Aaa             5,618,750
          9,850,000 (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12                        Aaa            10,970,438
          1,000,000 (Learning Ctr. For Deaf Children), Ser. C,
                    6 1/8s, 7/1/29                                                        BB                933,750
          7,250,000 (Newton-Wellesley Hosp.), Ser. E, MBIA,
                    6s, 7/1/25                                                            Aaa             7,413,125
          4,500,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            3,723,750
          3,665,000 (Williams College Issue), Ser. G, 5 1/2s, 7/1/14                      AA+             3,788,694
          2,250,000 (Cap Cod Hlthcare), Ser. B, 5.45s, 11/15/23                           BBB+            1,845,000
          3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                               BBB+            2,381,250
          4,250,000 (Boston College), Ser. K, 5 3/8s, 6/1/14                              AA-             4,388,125
          3,000,000 (Partners Healthcare Sys.), Ser. B, 5 1/4s, 7/1/11                    AA-             2,955,000
         10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28 (SEG)                     Aaa             9,650,000
         10,915,000 (Boston College), Ser. L, 4 3/4s, 6/1/31                              Aa3             9,550,625
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          6,000,000 (Residential Dev.), Ser. C, FNMA Coll.,
                    6.9s, 11/15/21                                                        Aaa             6,270,000
          2,000,000 (Residential Dev.), Ser. E, FNMA Coll.,
                    6 1/4s, 11/15/12                                                      Aaa             2,085,000
          2,000,000 Ser. E, AMBAC, 5.9s, 7/1/25                                           Aaa             2,002,500
          5,000,000 Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             4,768,750
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA)
          6,500,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           6,817,915
          3,410,000 Ser. A, 9s, 7/1/15                                                    BB-/P           3,574,055
                    MA State Indl. Fin. Agcy. Rev. Bonds
          6,000,000 (Orchard Cove Inc.), U.S. Govt. Coll., 9s, 5/1/22                     AAA/P           6,532,500
          3,000,000 (1st Mtge. Stone Institution & Newton),
                    7.9s, 1/1/24                                                          BB-/P           3,048,750
          5,140,000 (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                          AAA             5,872,450
                    MA State Indl. Fin. Agcy. Rev. Bonds
          6,650,000 (Merrimack College), 7 1/8s, 7/1/12                                   AAA             7,049,000
          3,500,000 (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                            BBB             3,543,750
          1,165,000 (Clark U.), Ser. E, 7s, 7/1/12                                        A               1,203,457
          2,605,000 (Clark U.), Ser. F, 7s, 7/1/11                                        A               2,694,169
          3,000,000 (1st. mtge. Brookhaven), Ser. A, 7s, 1/1/09                           BBB/P           3,097,500
          5,875,000 (American Hingham, Wtr. Treatment),
                    6 3/4s, 12/1/25                                                       BBB/P           6,154,063
          6,000,000 (1st Mtge. Berkshire Retirement Home),
                    Ser. A, 6 5/8s, 7/1/16                                                BBB/P           5,910,000
          2,000,000 (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                          BBB/P           1,960,000
          1,160,000 (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10                      A-/P            1,174,500
          3,385,000 (Park. School), 5.9s, 9/1/26                                          A3              3,401,925
          4,250,000 (MA Eastern Edison Co.), 5 7/8s, 8/1/08                               A2              4,340,313
          1,650,000 (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28                           Baa1            1,625,250
          2,000,000 (Babson College), Ser. A, MBIA, 4 3/4s, 10/1/28                       AAA             1,750,000
         12,250,000 (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                             Aaa            10,734,063
                    MA State Tpk. Auth. Rev. Bonds
          5,000,000 (Metropolitan Hwy. Syst.), Ser. A, 5 1/4s, 1/1/29                     AAA             4,781,250
         17,100,000 Ser. A, MBIA, 5s, 1/1/37                                              Aaa            15,496,875
          7,000,000 MA State Wtr. Pollution Abatement Rev. Bonds
                    (Pool Program), Ser. 5, 5 3/8s, 8/1/27                                Aaa             6,790,000
          5,000,000 MA State Wtr. Resources Auth. , FRB, 6.69s, 8/1/39
                    (acquired 3/9/00, cost $4,652,700) (RES)                              A+              5,150,000
                    MA State Wtr. Resources Auth. Rev. Bonds
         10,000,000 Ser. A, 6 1/2s, 7/15/19                                               AA             11,337,500
          2,900,000 Ser. C, MBIA, 5 1/4s, 12/1/15                                         AAA             2,939,875
                    Somerville, Hsg. Auth. Rev. Bonds (Clarendon-
                    Hill Mtge.) GNMA Coll.,
          2,000,000 7.95s, 11/20/30                                                       AAA             2,035,780
          1,215,000 7.85s, 11/20/10                                                       AAA             1,237,077
          1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s, 4/1/20                            Aaa               982,500
          2,985,000 Worcester Mtge. Rev. Bonds (Briarwood Issue),
                    9 1/4s, 12/1/22                                                       BB-/P           3,193,950
                                                                                                      -------------
                                                                                                        361,938,371

Puerto Rico (5.6%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
          1,700,000 FSA, 6 1/2s, 7/1/13                                                   AAA             1,986,875
          4,000,000 5 1/2s, 7/1/10                                                        AAA             4,335,000
          3,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3.85s, 12/1/15                                                        VMIGI           3,000,000
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          2,925,000 Ser. Y, MBIA, 6 1/4s, 7/1/13                                          Aaa             3,338,148
          5,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             5,343,750
          2,600,000 PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                    Rev. Bonds (Special Facilities-American Airlines),
                    Ser. A, 6.45s, 12/1/25                                                A3              2,681,250
          1,000,000 PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21                Aaa             1,057,500
                                                                                                      -------------
                                                                                                         21,742,523
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $377,664,689) (b)                                         $ 383,680,894
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $390,058,324.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $377,664,689, resulting in gross unrealized appreciation and depreciation of $15,140,527 and $9,124,322, respectively, or net unrealized appreciation of $6,016,205.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $14,026,601 or 3.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at November 30, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2000.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            Health care         49.5%
            Transportation      12.5

      The fund had the following insurance concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            MBIA                16.3%
            AMBAC               10.0


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000 (Unaudited)
                                    Aggregate Face  Expiration    Unrealized
                      Total Value       Value         Date       Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Short)               $6,065,626     $5,954,719      Dec-00       $(110,907)
Muni Bond Index
(Short)                1,005,625        998,613      Mar-01          (7,012)
------------------------------------------------------------------------------
                                                                  $(117,919)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $377,664,689) (Note 1)                                        $383,680,894
-------------------------------------------------------------------------------------------
Cash                                                                              2,916,371
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    7,240,108
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              582,770
-------------------------------------------------------------------------------------------
Total assets                                                                    394,420,143

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         41,317
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               801,679
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,208,896
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          561,565
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        483,437
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           43,803
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       13,536
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,384
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              172,303
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               32,899
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,361,819
-------------------------------------------------------------------------------------------
Net assets                                                                      390,058,324

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $393,443,444
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (251,024)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (9,032,382)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,898,286
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $390,058,324

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($268,173,073 divided by 29,514,281 shares)                                           $9.09
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.09)*                                $9.54
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($116,598,800 divided by 12,843,566 shares)+                                          $9.08
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,286,451 divided by 581,892 shares)                                                $9.08
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.08)**                               $9.39
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                     $11,751,622
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    968,948
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      169,633
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    5,231
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,813
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               267,437
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               488,305
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                11,902
-------------------------------------------------------------------------------------------
Other                                                                                59,063
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,973,332
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (118,892)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,854,440
-------------------------------------------------------------------------------------------
Net investment income                                                             9,897,182
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (447,501)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (692,115)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                              15,960,093
-------------------------------------------------------------------------------------------
Net gain on investments                                                          14,820,477
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $24,717,659
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  9,897,182     $ 21,205,099
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,139,616)      (1,035,834)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              15,960,093      (30,724,712)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        24,717,659      (10,555,447)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (7,108,748)     (15,245,154)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,679,751)      (5,724,606)
--------------------------------------------------------------------------------------------------
   Class M                                                               (113,559)        (266,663)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            2,164,331      (21,375,109)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                16,979,932      (53,166,979)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   373,078,392      426,245,371
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $251,024 and
$246,148, respectively)                                              $390,058,324     $373,078,392
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              Nov. 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.74        $9.45        $9.61        $9.31        $9.11        $9.21
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .24          .50          .49          .51          .52          .54
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .35         (.71)        (.15)         .30          .21         (.10)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .59         (.21)         .34          .81          .73          .44
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.50)        (.50)        (.51)        (.53)        (.54)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.50)        (.50)        (.51)        (.53)        (.54)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.09        $8.74        $9.45        $9.61        $9.31        $9.11
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.80*       (2.20)        3.60         8.86         8.17         4.81
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $268,173     $259,479     $298,243     $293,978     $280,402     $259,934
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .84          .97          .95          .96          .95
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.66*        5.55         5.11         5.33         5.67         5.80
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.65*       15.17         9.42        31.13        19.12        34.57
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              Nov. 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.73        $9.44        $9.61        $9.30        $9.10        $9.20
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .44          .43          .45          .46          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .35         (.71)        (.16)         .30          .21         (.11)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .56         (.27)         .27          .75          .67          .37
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.44)        (.44)        (.44)        (.47)        (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.44)        (.44)        (.44)        (.47)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.08        $8.73        $9.44        $9.61        $9.30        $9.10
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.46*       (2.85)        2.81         8.27         7.47         4.12
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $116,599     $109,426     $122,654     $105,351      $85,192      $65,538
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*        1.49         1.62         1.60         1.61         1.60
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.33*        4.90         4.47         4.67         4.99         5.13
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.65*       15.17         9.42        31.13        19.12        34.57
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.74        $9.45        $9.61        $9.31        $9.10        $9.21
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .47          .46          .48          .50          .51
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .34         (.71)        (.15)         .30          .21         (.11)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .57         (.24)         .31          .78          .71          .40
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.47)        (.47)        (.48)        (.50)        (.51)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.47)        (.47)        (.48)        (.50)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.08        $8.74        $9.45        $9.61        $9.31        $9.10
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.52*       (2.50)        3.29         8.55         7.96         4.37
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,286       $4,174       $5,349       $2,570       $2,839       $1,290
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56*        1.14         1.27         1.25         1.26         1.24
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.51*        5.25         4.81         5.05         5.30         5.58
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.65*       15.17         9.42        31.13        19.12        34.57
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 2000, the fund had a capital loss carryover of approximately $5,898,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,126,000    May 31, 2003
     2,014,000    May 31, 2004
       596,000    May 31, 2007
     2,162,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $118,892 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $544 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $12,297 and $1,502 from the sale of class A and class M shares, respectively and $108,345 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $9,608 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $19,471,417 and $13,606,072, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,658,855        $ 14,927,988
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  430,365           3,879,633
---------------------------------------------------------------------------
                                             2,089,220          18,807,621

Shares
repurchased                                 (2,262,457)        (20,390,172)
---------------------------------------------------------------------------
Net decrease                                  (173,237)       $ (1,582,551)
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,596,184        $ 41,068,854
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  942,621           8,429,557
---------------------------------------------------------------------------
                                             5,538,805          49,498,411

Shares
repurchased                                 (7,409,585)        (66,211,334)
---------------------------------------------------------------------------
Net decrease                                (1,870,780)       $(16,712,923)
---------------------------------------------------------------------------

                                         Six months ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,135,045         $10,207,412
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  166,928           1,503,197
---------------------------------------------------------------------------
                                             1,301,973          11,710,609

Shares
repurchased                                   (988,955)         (8,909,008)
---------------------------------------------------------------------------
Net increase                                   313,018         $ 2,801,601
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,262,650        $ 20,346,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  372,562           3,328,320
---------------------------------------------------------------------------
                                             2,635,212          23,675,141

Shares
repurchased                                 (3,095,073)        (27,566,890)
---------------------------------------------------------------------------
Net decrease                                  (459,861)       $ (3,891,749)
---------------------------------------------------------------------------

                                         Six months ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    174,296          $1,576,240
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,173              46,621
---------------------------------------------------------------------------
                                               179,469           1,622,861

Shares
repurchased                                    (75,271)           (677,580)
---------------------------------------------------------------------------
Net increase                                   104,198          $  945,281
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    640,087         $ 5,912,990
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,114             117,306
---------------------------------------------------------------------------
                                               653,201           6,030,296

Shares
repurchased                                   (741,701)         (6,800,733)
---------------------------------------------------------------------------
Net decrease                                   (88,500)        $  (770,437)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA047  67679  845/236/258  1/01